Management Assessment of Compliance with Applicable Servicing Criteria

Citibank, N.A., (the “Custodian”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission, as set forth in Exhibit A (the “Applicable Servicing Criteria”), hereto, in connection with the servicing of mortgage loans included in publicly issued residential mortgage-backed securities issued on or after January 1, 2006, certain publicly issued residential mortgage-backed securities issued prior to January 1, 2006, certain residential mortgage transactions for which the Custodian has agreed to apply the servicing criteria set forth in Item 1122(d) of Regulation AB, for which the Custodian performs a particular servicing function pursuant to a custodial agreement with a third party, except for Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association residential mortgage loan securitizations unless notified that the residential mortgage loans are part of a special bond program for which the Custodian has agreed to apply the servicing criteria set forth in Item 1122(d) of Regulation AB, and publicly issued commercial mortgage-backed securities issued on or after January 1, 2006, for which the Custodian provides document custody services (the “Platform”) as of and for the year ended December 31, 2024. The transactions covered by this report as of and for the year ended December 31, 2024 are listed on Exhibit B;

1. Except as set forth in paragraph 2 below, the Custodian used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the Applicable Servicing Criteria as of and for the year ended December 31, 2024;

2. The criteria listed as Inapplicable Servicing Criteria in Exhibit A hereto are inapplicable to the Custodian based on the activities it performs with respect to asset-backed securities transactions as of and for the year ended December 31, 2024;

3. The Custodian has complied, in all material respects, with the Applicable Servicing Criteria as of and for the year ended December 31, 2024; and

4. KPMG LLP, an independent registered public accounting firm, has issued an attestation report on the Custodian’s assessment of compliance with the Applicable Servicing Criteria as of and for the year ended December 31, 2024.

February 25, 2025

By:

Name: Chris McCullough

Title: Vice President, Citibank, N.A.

Exhibit A – Citibank, N.A. Custody Platform

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Citibank, N.A.	Performed by Vendor(s) for which Citibank, N.A. is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Citibank, N.A. is NOT the Responsible Party	NOT performed by Citibank, N.A. or by subservicer(s) or Vendor(s) retained by Citibank, N.A.
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.				X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the loans are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.				X
Cash Collection and Administration
1122(d)(2)(i)

Payments on loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.				X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criteria, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Citibank, N.A.	Performed by Vendor(s) for which Citibank, N.A. is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Citibank, N.A. is NOT the Responsible Party	NOT performed by Citibank, N.A. or by subservicer(s) or Vendor(s) retained by Citibank, N.A.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are: (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Loans and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.				X
1122(d)(4)(iv)	Payments on loans including any payoffs, made in accordance with the related loan documents are posted to the Servicer’s				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Citibank, N.A.	Performed by Vendor(s) for which Citibank, N.A. is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Citibank, N.A. is NOT the Responsible Party	NOT performed by Citibank, N.A. or by subservicer(s) or Vendor(s) retained by Citibank, N.A.

obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related loan documents.

1122(d)(4)(v)	The Servicer’s records regarding the loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.				X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s loans (e.g., loan modifications or reagings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for loans with variable rates are computed based on the related loan documents.				X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Citibank, N.A.	Performed by Vendor(s) for which Citibank, N.A. is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Citibank, N.A. is NOT the Responsible Party	NOT performed by Citibank, N.A. or by subservicer(s) or Vendor(s) retained by Citibank, N.A.
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.				X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

2024 Exhibit B

Transactions where Citibank is the Custodian

Investor Code	Bond Number	Series	Cenlar IC	Security or Deal	Party the Servicer Is Reporting To (Master Servicer or Trustee or Investor)	Comments
77014			HY4	2008-WL32	HSBC MORTGAGE CORPORATION
20396			JY1	BALLY'S PARK PLACE INC	BALLY'S PARK PLACE INC
20877			KN7	Bank of America-GSS - Participation Deal	BANK OF AMERICA - GSS
20874			KQ9	Bank of America-Participation Deal	BANK OF AMERICA
				BMARK 2024-V10	Citi Agency and Trust
				BMO 2024-C10	Citi Agency and Trust
				BMO 2024-C8	Citi Agency and Trust
28164			KK0	BOFA FHLBI BUYBACKS	BOFA FHLBI BUYBACKS
29000			KK3	Broward HF P&I	BANK OF NEW YORK
BSARM 2007-2
7504			DQ2	CA Public Employees Retirement System	CA Public Employees Retirement
2312			JQ3	CAL RURAL PLAT RURAL ALLIANC	WELLS FARGO BANK, N.A. (CA Rua
2420			JQ9	CALPERS - PERSONAL	CALPERS - PERSONAL
60105			GZ3	CCO MORTGAGE	CCO MORTGAGE
7628			DT4	CENTERSTATE BANK OF FL	CENTERSTATE BANK OF FL, N.A.
2799			CQ0	CENTRAL MORTGAGE CO	CENTRAL MORTGAGE CO
6187			CV8	CHARTER ONE MORTGAGE	CCO MORTGAGE
28123			KJ4	CITIGROUP TRUST INVESTOR	CITIGROUP GLOBAL MARKETS REALI
2434			JR2	CITY OF SANTA CLARA	Housing Authority of the City
CMLTI 2004 - HYB4
CMLTI 2004-2
CMLTI 2004-HYB1
CMLTI 2004-HYB2
CMLTI 2004-HYB3
9009			EA0	CMLTI 2005 01	U.S. BANK NATIONAL ASSOCIATION
9009			PW0	CMLTI 2005 02	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2005 03
CMLTI 2005 04
CMLTI 2005 05
CMLTI 2005 06
CMLTI 2005 07
CMLTI 2005 08
CMLTI 2005 09
CMLTI 2005 10
				CMLTI 2005 11	Wells Fargo
CMLTI 2005 HE1
CMLTI 2005 HE3
CMLTI 2005 HE4
CMLTI 2005 WF1
CMLTI 2005 WF2
CMLTI 2005-SHL1
CMLTI 2006 04
CMLTI 2006 AR1
CMLTI 2006 AR2
9063			EG3	CMLTI 2006 AR3	U.S. BANK NATIONAL ASSOCIATION
9063			PW1	CMLTI 2006 AR5	U.S. BANK NATIONAL ASSOCIATION
9063			PW2	CMLTI 2006 AR6	U.S. BANK NATIONAL ASSOCIATION
9063			PW3	CMLTI 2006 AR7	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2006 AR9
CMLTI 2006-AMC1
77416			JH8	CMLTI 2006-FX1	WELLS FARGO CORPORATE TRUST SV
CMLTI 2006-HE1
CMLTI 2006-HE2
CMLTI 2006-HE3
CMLTI 2006-NC1
CMLTI 2006-NC2
CMLTI 2006-SHL1
CMLTI 2006-WF1
CMLTI 2006-WF2
CMLTI 2006-WFHE1
CMLTI 2006-WFHE2
CMLTI 2006-WFHE3

CMLTI 2006-WFHE4
CMLTI 2006-WMC1
CMLTI 2007 02
9063		PW5	CMLTI 2007 06	U.S. BANK NATIONAL ASSOCIATION
9063		PW4	CMLTI 2007 10	U.S. BANK NATIONAL ASSOCIATION
77418		JJ0	CMLTI 2007 10	U.S. BANK NATIONAL ASSOCIATION
9063		PW6	CMLTI 2007 AR1	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2007 AR4
CMLTI 2007 AR5
9063		PW7	CMLTI 2007 AR7	U.S. BANK NATIONAL ASSOCIATION
77124		PX2	CMLTI 2007 AR7	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2007 AR8
CMLTI 2007-AHL1
CMLTI 2007-AHL2
CMLTI 2007-AHL3
CMLTI 2007-AMC1
77420		JJ2	CMLTI 2007-AMC2	WELLS FARGO BANK NA
CMLTI 2007-AMC3
77417		JH9	CMLTI 2007-AMC4	WELLS FARGO CORP TRUST SERVICE
CMLTI 2007-OPX1
CMLTI 2007-SHL1
CMLTI 2007-WFHE1
77035		JA2	CMLTI 2008 02	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2009-C
77099		JE2	CMLTI 2014-A	CITIBANK AGENCY AND TRUST
CMLTI-03-01
21047		KQ9	Envision Bank-Participation Deal	ENVISION BANK
2012		JM6	ESCAMBIA COUNTY HOUS FIN AUT	ESCAMBIA COUNTY HOUS FIN AUT
77069		JC1	FDIC - BANK UNITED, N.A.	FDIC - BANK UNITED, N.A.
60209		HK2	FIDELITY BANK	FIDELITY BANK
5905		KQ9	FNMA A/A-Participation Deal	FNMA A/A
4611	x	KP3	FNMA MBS
4638	x	BS9	FNMA MBS
5515	x	BR1	FNMA MBS
5534	x	BY3	FNMA MBS		CBNA hold trailing documents, third party holds note
5613	x	KN5	FNMA MBS
4625		KN7	FNMA MBS-Participation Deal	FNMA MBS
6179		JJ3	FNMA REMIC SERIES 2001-WL7	FNMA REMIC
77049		JJ4	FNMA REMIC SERIES 2009-W01	FNMA REMIC
3022	x	CC0	FREDDIE MAC
2070/2599		JN0	Greater South Texas Bank-Participation Deal	Greater South Texas Bank	CBNA hold trailing documents, third party holds note
9043		EF1	GSMPS 2005-RP3	BANK OF NEW YORK, N.A.
2078/2599		JN0	Heritage Bank-Participation Deal	Heritage Bank	CBNA hold trailing documents, third party holds note
28080		KJ2	HILLSBOROUGH COUNTY - 2006-A	HILLSBOROUGH COUNTY
2412		JQ7	HOUSING FINANCE OF BROWARD	BANK OF NEW YORK
60178		HG2	HUNTINGTON MORTGAGE GROUP	HUNTINGTON MORTGAGE GROUP
20327		JW1	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20335		JW8	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20336		JW9	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20337		JX0	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20338		JX1	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20339		JX2	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
77075		JC7	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
2072/2599		JN0	Interstate Savings & Loan-Participation Deal	INTERSTATE SAVINGS and LOAN	CBNA hold trailing documents, third party holds note
2444		JR3	JPMORGAN CHASE P&I	JPMORGAN CHASE
7709		DV5	LASALLE GTS	BANK OF AMERICA - GSS

7349	DN0	MASS MUTUAL - MM35461-3	MASS MUTUAL LIFE INSURANCE CO.
7351	DN1	MASS MUTUAL - MM35464-7	MASS MUTUAL LIFE INSURANCE CO.
7352	DN2	MASS MUTUAL - MM35477-9	MASS MUTUAL LIFE INSURANCE CO.
6239	CY2	MASS MUTUAL - MM35604	MASS MUTUAL LIFE INSURANCE CO.
2422	JR1	MIAMI-DADE COUNTY	WELLS FARGO BANK
9089	EJ2	MM35663	MASS MUTUAL LIFE INSURANCE CO.
		Nomura Credit	Nationstar Mortgage
77087	JD7	NORTHWEST SAVINGS BANK	NORTHWEST SAVINGS BANK
		PHHMC Mortgage Pass-Through Certificates, Series 2006-1	Citi Agency and Trust
		PHHMC Mortgage Pass-Through Certificates, Series 2006-2	Citi Agency and Trust
		PHHMC Mortgage Pass-Through Certificates, Series 2006-3	Citi Agency and Trust
		PHHMC Mortgage Pass-Through Certificates, Series 2006-4	Citi Agency and Trust
		PHHMC Mortgage Pass-Through Certificates, Series 2007-1	Citi Agency and Trust
2084	JP0	Prosperity Bank	PROSPERITY BANK	CBNA hold trailing documents, third party holds note
2599	JN0	PROSPERITY BANK - Participation Loans	Prosperity Bank	CBNA hold trailing documents, third party holds note
28148	KJ6	RBC WL59	RBC BANK
9011	EA2	RBSGC 2005-RP1	BANK OF NEW YORK, N.A.
20883	KH4	REI OKLAHOMA	REI OKLAHOMA
6181	CV5	SERIES 2002-WL2	WELLS FARGO BANK (FNMA)
6184	CV6	SERIES 2002-WL8	BANK OF AMERICA - GSS
6186	CV7	SERIES 2002-WL9	BANK OF AMERICA - GSS
6196	CW3	SERIES 2003-WL12	BANK OF AMERICA - GSS
6198	CW4	SERIES 2003-WL23	BANK OF AMERICA - GSS
6192	CW0	SERIES 2003-WL5	BANK OF AMERICA - GSS
6194	CW1	SERIES 2003-WL7	BANK OF AMERICA - GSS
6231	CX8	SERIES 2004-WL7	CCO MORTGAGE
6994	DK7	SERIES 2005-03 DIAA	U S BANK CORPORATE TRUST
6993	DK6	SERIES 2005-03 PRAA	U S BANK CORPORATE TRUST
6995	DK8	SERIES 2005-03 PRBB	U S BANK CORPORATE TRUST
9102	EK2	SERIES 2005-04 DIAA	U S BANK CORPORATE TRUST
9101	EK1	SERIES 2005-04 PRAA	U S BANK CORPORATE TRUST
9105	EK5	SERIES 2005-04 PRCC	U S BANK CORPORATE TRUST
9108	EK8	SERIES 2005-05 DIAA	U S BANK CORPORATE TRUST
9107	EK7	SERIES 2005-05 PRAA	U S BANK CORPORATE TRUST
9111	EM1	SERIES 2005-05 PRCC	U S BANK CORPORATE TRUST
9113	EM2	SERIES 2005-06 PRAA	U S BANK CORPORATE TRUST
9118	EM6	SERIES 2005-07 DIAA	U S BANK CORPORATE TRUST
9117	EM5	SERIES 2005-07 PRAA	U S BANK CORPORATE TRUST
9119	EM7	SERIES 2005-07 PRBB	U S BANK CORPORATE TRUST
9124	EN1	SERIES 2005-08 DIAA	U S BANK CORPORATE TRUST
9123	EN0	SERIES 2005-08 PRAA	U S BANK CORPORATE TRUST
9125	EN2	SERIES 2005-08 PRBB	U S BANK CORPORATE TRUST
6998	DL1	SERIES 2005-A1 DIAA	U S BANK CORPORATE TRUST
6997	DL0	SERIES 2005-A1 PRAA	U S BANK CORPORATE TRUST
6999	DL2	SERIES 2005-A1 PRBB	U S BANK CORPORATE TRUST
9932	GG8	SERIES 2006-01	U S BANK CORPORATE TRUST
9128	EN4	SERIES 2006-01 DIAA	U S BANK CORPORATE TRUST
9136	EN9	SERIES 2006-01 DIEE	U S BANK CORPORATE TRUST
9127	EN3	SERIES 2006-01 PRAA	U S BANK CORPORATE TRUST
9131	EN7	SERIES 2006-01 PRCC	U S BANK CORPORATE TRUST
9135	EN8	SERIES 2006-01 PREE	U S BANK CORPORATE TRUST
9933	GG9	SERIES 2006-02	U S BANK CORPORATE TRUST
9144	EP6	SERIES 2006-02 DIAA	U S BANK CORPORATE TRUST
9143	EP5	SERIES 2006-02 PRAA	U S BANK CORPORATE TRUST
9145	EP7	SERIES 2006-02 PRBB	U S BANK CORPORATE TRUST
9149	EQ1	SERIES 2006-02 PRDD	U S BANK CORPORATE TRUST
9934	GH0	SERIES 2006-03	U S BANK CORPORATE TRUST
9156	EQ7	SERIES 2006-03 DIAA	U S BANK CORPORATE TRUST
9155	EQ6	SERIES 2006-03 PRAA	U S BANK CORPORATE TRUST
9157	EQ8	SERIES 2006-03 PRBB	U S BANK CORPORATE TRUST
9159	ER0	SERIES 2006-03 PRCC	U S BANK CORPORATE TRUST

9161	ER2	SERIES 2006-03 PRDD	U S BANK CORPORATE TRUST
9164	ER5	SERIES 2006-04 DIAA	U S BANK CORPORATE TRUST
9163	ER4	SERIES 2006-04 PRAA	U S BANK CORPORATE TRUST
9192	EW0	SERIES 2006-05 DIAA	U S BANK CORPORATE TRUST
9191	EU9	SERIES 2006-05 PRAA	U S BANK CORPORATE TRUST
9195	EW3	SERIES 2006-05 PRCC	U S BANK CORPORATE TRUST
9196	EW4	SERIES 2006-05 PRDD	U S BANK CORPORATE TRUST
9199	EW7	SERIES 2006-06 DIAA	U S BANK CORPORATE TRUST
9198	EW6	SERIES 2006-06 PRAA	U S BANK CORPORATE TRUST
9200	EW8	SERIES 2006-06 PRBB	U S BANK CORPORATE TRUST
9208	EX5	SERIES 2006-07 DIAA	U S BANK CORPORATE TRUST
9207	EX4	SERIES 2006-07 PRAA	U S BANK CORPORATE TRUST
9213	EX9	SERIES 2006-07 PRDD	U S BANK CORPORATE TRUST
9138	EP1	SERIES 2006-A1 DIAA	U S BANK CORPORATE TRUST
9137	EP0	SERIES 2006-A1 PRAA	U S BANK CORPORATE TRUST
9139	EP2	SERIES 2006-A1 PRBB	U S BANK CORPORATE TRUST
9141	EP4	SERIES 2006-A1 PRCC	U S BANK CORPORATE TRUST
9152	EQ3	SERIES 2006-A2 DIAA	U S BANK CORPORATE TRUST
9154	EQ5	SERIES 2006-A2 DIBB	U S BANK CORPORATE TRUST
9151	EQ2	SERIES 2006-A2 PRAA	U S BANK CORPORATE TRUST
9153	EQ4	SERIES 2006-A2 PRBB	U S BANK CORPORATE TRUST
9172	ET2	SERIES 2006-A3 DIAA	U S BANK CORPORATE TRUST
9176	ET6	SERIES 2006-A3 DICC	U S BANK CORPORATE TRUST
9171	ET1	SERIES 2006-A3 PRAA	U S BANK CORPORATE TRUST
9173	ET3	SERIES 2006-A3 PRBB	U S BANK CORPORATE TRUST
9175	ET5	SERIES 2006-A3 PRCC	U S BANK CORPORATE TRUST
9178	ET8	SERIES 2006-A4 DIAA	U S BANK CORPORATE TRUST
9177	ET7	SERIES 2006-A4 PRAA	U S BANK CORPORATE TRUST
9179	ET9	SERIES 2006-A4 PRBB	U S BANK CORPORATE TRUST
9181	EU0	SERIES 2006-A4 PRCC	U S BANK CORPORATE TRUST
9184	EU2	SERIES 2006-A5 DIAA	U S BANK CORPORATE TRUST
9183	EU1	SERIES 2006-A5 PRAA	U S BANK CORPORATE TRUST
9185	EU3	SERIES 2006-A5 PRBB	U S BANK CORPORATE TRUST
9187	EU5	SERIES 2006-A5 PRCC	U S BANK CORPORATE TRUST
9188	EU6	SERIES 2006-A5 PRDD	U S BANK CORPORATE TRUST
9190	EU8	SERIES 2006-A5 PREE	U S BANK CORPORATE TRUST
9203	EX0	SERIES 2006-A6 DIAA	U S BANK CORPORATE TRUST
9206	EX3	SERIES 2006-A6 DICC	U S BANK CORPORATE TRUST
9202	EW9	SERIES 2006-A6 PRAA	U S BANK CORPORATE TRUST
9205	EX2	SERIES 2006-A6 PRCC	U S BANK CORPORATE TRUST
9216	EY2	SERIES 2006-A7 DIAA	U S BANK CORPORATE TRUST
9220	EY6	SERIES 2006-A7 DICC	U S BANK CORPORATE TRUST
9215	EY1	SERIES 2006-A7 PRAA	U S BANK CORPORATE TRUST
9217	EY3	SERIES 2006-A7 PRBB	U S BANK CORPORATE TRUST
9219	EY5	SERIES 2006-A7 PRCC	U S BANK CORPORATE TRUST
9935	GH1	SERIES 2007-01	U S BANK CORPORATE TRUST
9228	EZ3	SERIES 2007-01 DIAA	U S BANK CORPORATE TRUST
9232	EZ6	SERIES 2007-01 DICC	U S BANK CORPORATE TRUST
9227	EZ2	SERIES 2007-01 PRAA	U S BANK CORPORATE TRUST
9231	EZ5	SERIES 2007-01 PRCC	U S BANK CORPORATE TRUST
9936	GH2	SERIES 2007-02	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9234	EZ8	SERIES 2007-02 DIAA	U S BANK CORPORATE TRUST
9240	FJ2	SERIES 2007-02 DIDD	U S BANK CORPORATE TRUST
9233	EZ7	SERIES 2007-02 PRAA	U S BANK CORPORATE TRUST
9237	FJ0	SERIES 2007-02 PRCC	U S BANK CORPORATE TRUST
9239	FJ1	SERIES 2007-02 PRDD	U S BANK CORPORATE TRUST
9260	FU1	SERIES 2007-03 DIAA	U S BANK CORPORATE TRUST
9259	FU0	SERIES 2007-03 PRAA	U S BANK CORPORATE TRUST
9261	FU2	SERIES 2007-03 PRBB	U S BANK CORPORATE TRUST
9263	FU4	SERIES 2007-03 PRCC	U S BANK CORPORATE TRUST
9265	FU5	SERIES 2007-03 PRDD	U S BANK CORPORATE TRUST
9268	FU8	SERIES 2007-04 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9273	FV2	SERIES 2007-04 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note

9267	FU7	SERIES 2007-04 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9272	FV1	SERIES 2007-04 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9281	FX0	SERIES 2007-05 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9287	FX6	SERIES 2007-05 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9280	FV9	SERIES 2007-05 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9286	FX5	SERIES 2007-05 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9295	FZ4	SERIES 2007-06 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9300	FZ8	SERIES 2007-06 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9294	FZ3	SERIES 2007-06 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9299	FZ7	SERIES 2007-06 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9312	GD0	SERIES 2007-07 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9311	GB9	SERIES 2007-07 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9315	GD3	SERIES 2007-07 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9317	GD4	SERIES 2007-07 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9325	GE1	SERIES 2007-08 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9319	GD6	SERIES 2007-08 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9321	GD8	SERIES 2007-08 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9324	GE0	SERIES 2007-08 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9331	GE7	SERIES 2007-09 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing

documents, third party holds note
9335	GF1	SERIES 2007-09 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9330	GE6	SERIES 2007-09 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9334	GF0	SERIES 2007-09 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9222	EY8	SERIES 2007-A1 DIAA	U S BANK CORPORATE TRUST
9226	EZ1	SERIES 2007-A1 DICC	U S BANK CORPORATE TRUST
9221	EY7	SERIES 2007-A1 PRAA	U S BANK CORPORATE TRUST
9223	EY9	SERIES 2007-A1 PRBB	U S BANK CORPORATE TRUST
9225	EZ0	SERIES 2007-A1 PRCC	U S BANK CORPORATE TRUST
9242	FJ4	SERIES 2007-A2 DIAA	U S BANK CORPORATE TRUST
9246	FJ7	SERIES 2007-A2 DICC	U S BANK CORPORATE TRUST
9241	FJ3	SERIES 2007-A2 PRAA	U S BANK CORPORATE TRUST
9243	FJ5	SERIES 2007-A2 PRBB	U S BANK CORPORATE TRUST
9245	FJ6	SERIES 2007-A2 PRCC	U S BANK CORPORATE TRUST
9248	FJ9	SERIES 2007-A3 DIAA	U S BANK CORPORATE TRUST
9252	FQ3	SERIES 2007-A3 DICC	U S BANK CORPORATE TRUST
9247	FJ8	SERIES 2007-A3 PRAA	U S BANK CORPORATE TRUST
9249	FQ0	SERIES 2007-A3 PRBB	U S BANK CORPORATE TRUST
9251	FQ2	SERIES 2007-A3 PRCC	U S BANK CORPORATE TRUST
9254	FQ5	SERIES 2007-A4 DIAA	U S BANK CORPORATE TRUST
9258	FQ9	SERIES 2007-A4 DICC	U S BANK CORPORATE TRUST
9253	FQ4	SERIES 2007-A4 PRAA	U S BANK CORPORATE TRUST
9255	FQ6	SERIES 2007-A4 PRBB	U S BANK CORPORATE TRUST
9257	FQ8	SERIES 2007-A4 PRCC	U S BANK CORPORATE TRUST
9275	FV4	SERIES 2007-A5 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9279	FV8	SERIES 2007-A5 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9274	FV3	SERIES 2007-A5 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9276	FV5	SERIES 2007-A5 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9278	FV7	SERIES 2007-A5 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9289	FX8	SERIES 2007-A6 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9291	FZ0	SERIES 2007-A6 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9293	FZ2	SERIES 2007-A6 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9288	FX7	SERIES 2007-A6 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9290	FX9	SERIES 2007-A6 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing

documents, third party holds note
9292	FZ1	SERIES 2007-A6 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9302	GB0	SERIES 2007-A7 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9304	GB2	SERIES 2007-A7 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9306	GB4	SERIES 2007-A7 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9308	GB6	SERIES 2007-A7 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9310	GB8	SERIES 2007-A7 DIEE	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9301	FZ9	SERIES 2007-A7 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9303	GB1	SERIES 2007-A7 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9305	GB3	SERIES 2007-A7 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9307	GB5	SERIES 2007-A7 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9309	GB7	SERIES 2007-A7 PREE	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9327	GE3	SERIES 2007-A8 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9329	GE5	SERIES 2007-A8 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9326	GE2	SERIES 2007-A8 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9328	GE4	SERIES 2007-A8 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9337	GF3	SERIES 2008-01 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9341	GF7	SERIES 2008-01 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9336	GF2	SERIES 2008-01 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note

9340	GF6	SERIES 2008-01 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9345	GF9	SERIES 2008-02 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9347	GG1	SERIES 2008-02 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9349	GG3	SERIES 2008-02 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9344	GF8	SERIES 2008-02 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9346	GG0	SERIES 2008-02 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9348	GG2	SERIES 2008-02 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
77036	JA3	SERIES FNMA 2002-W8	WELLS FARGO BANK (FNMA)
2075/2599	JN0	Southwest Bank-Participation Deal	Southwest Bank	CBNA hold trailing documents, third party holds note
7873	DW7	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7874	DW8	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7875	DW9	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7876	DX0	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7877	DX1	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7881	DX5	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK
7901	DZ0	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK
7403	DQ0	WELLS FARGO BANK, NA	WELLS FARGO BANK, NA
7405	DQ1	WELLS FARGO BANK, NA	WELLS FARGO BANK, NA
2083	JN9	Woodforest National Bank	Woodforest National Bank	CBNA hold trailing documents, third party holds note